UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Annual Report to Shareholders

DWS Disciplined Long/Short Value Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

27 Financial Statements

32 Financial Highlights

36 Notes to Financial Statements

45 Report of Independent Registered Public Accounting Firm

46 Tax Information

47 Summary of Management Fee Evaluation by Independent Fee Consultant

52 Summary of Administrative Fee Evaluation by Independent Fee Consultant

53 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Fund can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 3.67%, 4.40% and 3.42% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 30 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Disciplined Long/Short Value Fund	1-Year	Life of Fund*
Class A	-37.17%	-19.06%
Class C	-37.70%	-19.68%
Institutional Class	-37.23%	-18.97%
Russell 1000® Value Index+	-39.21%	-19.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 5.69	$ 5.68	$ 5.68
4/30/08	$ 9.24	$ 9.21	$ 9.24
Distribution Information: Twelve Months as of 4/30/09: Income Dividends	$ .10	$ .06	$ .11
Capital Gains Distributions	$ .01	$ .01	$ .01
Class A Lipper Rankings — Long/Short Equity Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	70	of	100	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Value Fund — Class A [] Russell 1000 Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Disciplined Long/Short Value Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$5,922	$5,607
	Average annual total return	-40.78%	-20.99%
Class C	Growth of $10,000	$6,230	$5,838
	Average annual total return	-37.70%	-19.68%
Russell 1000 Value Index+	Growth of $10,000	$6,079	$5,940
	Average annual total return	-39.21%	-19.39%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Long/Short Value Fund — Institutional Class [] Russell 1000 Value Index+

Comparative Results as of 4/30/09
DWS Disciplined Long/Short Value Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$627,700	$596,600
	Average annual total return	-37.23%	-18.97%
Russell 1000 Value Index+	Growth of $1,000,000	$607,900	$594,000
	Average annual total return	-39.21%	-19.39%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 3.43% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 30 days, which had the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Disciplined Long/Short Value Fund	1-Year	Life of Fund*
Class S	-37.25%	-18.98%
Russell 1000 Value Index+	-39.21%	-19.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 5.68
4/30/08	$ 9.24
Distribution Information: Twelve Months as of 4/30/09: Income Dividends	$ .11
Capital Gains Distributions	$ .01
Class S Lipper Rankings — Long/Short Equity Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	72	of	100	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Long/Short Value Fund — Class S [] Russell 1000 Value Index+

Comparative Results as of 4/30/09
DWS Disciplined Long/Short Value Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$6,275	$5,964
	Average annual total return	-37.25%	-18.98%
Russell 1000 Value Index+	Growth of $10,000	$6,079	$5,940
	Average annual total return	-39.21%	-19.39%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 932.30	$ 927.00	$ 932.10	$ 930.90
Expenses Paid per $1,000*	$ 8.14	$ 11.42	$ 7.23	$ 7.04
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,016.36	$ 1,012.94	$ 1,017.31	$ 1,017.50
Expenses Paid per $1,000*	$ 8.50	$ 11.93	$ 7.55	$ 7.35
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Value Fund	1.70%	2.39%	1.51%	1.47%
+ Includes interest expense and dividend expense on securities sold short of 0.27% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Long/Short Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Long/Short Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2006.

• BS, The Wharton School, University of Pennsylvania.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2006.

• BA, University of Connecticut.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund effective July 1, 2008.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management and the fund in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the fund during the 12-month period ended April 30, 2009.

Upon the recommendation of Deutsche Investment Management Americas Inc., the fund's Board of Trustees approved the termination and liquidation of the fund effective June 5, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US stock market perform during the annual period?

A: The US stock market fell sharply during the fund's annual reporting period, as gauged by the -39.21% return of the benchmark, the Russell 1000® Value Index.1 Equities lost ground steadily throughout the summer, then plunged in September and October once it became evident that the financial crisis was leading to a larger-than-expected slowdown in the global economy. This downturn fed on itself when "forced selling" by hedge funds and other leveraged investors caused stocks to skid nearly 20% in just a matter of days in mid-October. The markets staged a modest rebound in the final five weeks of 2008, but quickly moved to fresh lows during January and February once companies began to report severe earnings weakness for the fourth quarter and slash their guidance for 2009. During this time, investors also reacted negatively to the growing intensity of the financial crisis and the perceived ineffectiveness of the government's response to the deepening recession.

The US market touched its low for the year on March 9, 2009, setting the stage for a massive relief rally over the remainder of the period. The leading cause of this recovery was the aggressive stimulus efforts by the world's governments and central banks. Additionally, investors were cheered by evidence that the global economy was beginning to stabilize. With valuations already at extremely low levels, the emergence of better news touched off a rally in March and April that proved to be the best two-month upturn for the US market since January-February of 1975.

Q: How did the fund perform?

A: DWS Disciplined Long/Short Value Fund (Class A shares) produced a total return of -37.17% during the 12-month period ended April 30, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.) While the fund produced a negative return on an absolute basis, it outperformed its benchmark, the Russell 1000 Value Index.

To review, this fund is designed to outperform the Russell 1000 Value Index and at the same time achieve a similar risk profile as the index or, in other words, to generate a better return for the same level of risk. We seek to achieve this goal by taking long positions in 120 to 160 stocks that our proprietary model rates most highly. At the same time, we take short positions in 20 to 60 of the lowest-rated companies. The result is a portfolio that is up to 130% long and 30% short. This approach provides a net market exposure of 100% while also allowing for outperformance from the individual stock selections — both long and short — made by our disciplined investment process.

Q: What individual holdings helped performance?

A: Of the 24 industries into which we divide the US stock market, we generated the largest degree of outperformance in retail. The most significant benefit came from timely long positions in Insight Enterprises, Inc., Macy's Inc. and Foot Locker, Inc. We also added value through a short position in the troubled retailer Office Depot Inc.,* whose shares fell nearly 80% during the time in which the fund was short.

Technology hardware/equipment was another area in which our process worked particularly well. Again, we generated outperformance through both selected longs, most notably ADC Telecommunications, Inc. and Vishay Intertechnology, Inc., as well as a short — the computer chip manufacturer Advanced Micro Devices, Inc.* AMD's stock fell approximately 60% while the fund was short due to continued losses in its market share and slowing demand in the chip industry overall.

The banking sector was an additional source of strength for the fund, simply because our investment process guided us away from holding long positions in many of the companies whose stocks declined in excess of 70% during the past year. The capital goods, software/services and consumer durables/apparel sectors were further areas of outperformance for the fund.

Q: What specific elements of the fund's positioning hurt its performance?

A: Our process proved least effective in the energy sector. While we added value through short positions, as would be expected at a time of poor performance for the broader sector, this was more than offset by the underperformance of the fund's longs. The most significant detractors were positions in W&T Offshore, Inc. and the coal company Massey Energy Co. W&T, the largest individual detractor in the fund, fell over 76% in the time it was held in the fund due to a combination of declining reserves and delays in drilling new wells.

The fund's long positions in the automobiles and components sector detracted from returns, reflecting the environment of slowing auto sales and questions about the future of the major US automakers. TRW Automotive Holdings Corp.,* a manufacturer of major auto components, was the leading detractor in this segment of the portfolio. The materials and diversified financial industries were also areas in which our stock selection process did not work well.

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	4/30/09	4/30/08

Information Technology	14%	9%
Industrials	14%	13%
Energy	13%	21%
Consumer Discretionary	13%	8%
Financials	13%	21%
Health Care	9%	7%
Consumer Staples	8%	6%
Materials	7%	5%
Utilities	5%	4%
Telecommunications Services	4%	6%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at April 30, 2009 (20.6% of Net Assets)
1. Ashland, lnc. Diversified chemical company	2.8%
2. JPMorgan Chase & Co. Provider of global financial services	2.4%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.3%
4. ConocoPhillips Producer of petroleum and other natural gases	2.1%
5. ADC Telecommunications, lnc. Supplier of voice, video and data systems	2.0%
6. ExxonMobil Corp. Explorer and producer of oil and gas	2.0%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.9%
8. International Paper Co. Manufacturer of paper, pulp and wood products	1.9%
9. Microsoft Cop. Developer of computer software	1.7%
10. AT&T, Inc. Provider of communications services	1.5%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	4/30/09	4/30/08

Industrials	24%	11%
Energy	21%	21%
Consumer Discretionary	20%	12%
Health Care	11%	5%
Materials	10%	10%
Information Technology	9%	24%
Consumer Staples	3%	—
Telecommunication Services	2%	11%
Utilities	—	6%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at April 30, 2009 (10.9% of Net Assets)
1. Global Industries Ltd. Provider of oil field construction services	1.7%
2. Goodyear Tire & Rubber Co. Manufacturer, distributor and seller of tires	1.3%
3. Teck Resources Ltd. An integrated natural resource group with activities in mining, smelting and refining	1.1%
4. Chico's FAS, lnc. Seller of women's clothing and accessories	1.1%
5. Petrohawk Energy Corp. Acquires, produces, explores, and develops oil and gas properties	1.0%
6. Weyerhaeuser Co. Provider of paper and forest goods	1.0%
7. US Airways Group, Inc. An air carrier that transports passengers, property and mail	1.0%
8. O'Reilly Automotive, lnc. Retails and supplies automotive aftermarket parts, tools, supplies, equipment and accessories	1.0%
9. Conceptus, lnc. Manufactures and markets medical devices and procedures to provide a nonincisional alternative to tubal ligation	0.9%
10. AMR Corp. Operator of an airline	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio — Liquidation Basis
as of April 30, 2009

	Shares	Value ($)

Long Positions 122.4%
Common Stocks 118.2%
Consumer Discretionary 14.9%
Auto Components 1.2%
WABCO Holdings, Inc. (a)	6,900	110,331
Household Durables 3.1%
D.R. Horton, Inc. (a)	5,800	75,690
Fortune Brands, Inc. (a)	1,100	43,241
Garmin Ltd. (a)	1,300	32,747
Sony Corp. (ADR) (a)	4,700	121,542
		273,220
Internet & Catalog Retail 0.7%
Liberty Media Corp. — Interactive "A"* (a)	12,000	63,600
Media 4.6%
CBS Corp. "B" (a)	13,000	91,520
Comcast Corp. "A" (a)	7,800	120,588
Time Warner Cable, Inc.	1,347	43,414
Time Warner, Inc.	5,366	117,139
Warner Music Group Corp.* (a)	6,800	36,584
		409,245
Multiline Retail 2.3%
Dillard's, Inc. "A" (a)	7,800	60,138
J.C. Penney Co., Inc. (a)	1,200	36,828
Macy's, Inc. (a)	7,900	108,072
		205,038
Specialty Retail 2.2%
Foot Locker, Inc. (a)	6,300	74,907
The Gap, Inc. (a)	6,800	105,672
Williams-Sonoma, Inc. (a)	1,100	15,400
		195,979
Textiles, Apparel & Luxury Goods 0.8%
Jones Apparel Group, Inc. (a)	3,500	32,340
Phillips-Van Heusen Corp. (a)	1,500	43,545
		75,885
Consumer Staples 9.9%
Beverages 1.0%
Coca-Cola Femsa SAB de CV "L" (ADR)	2,200	86,548
Food & Staples Retailing 2.1%
Pantry, Inc.* (a)	3,000	70,860
Sysco Corp. (a)	5,100	118,983
		189,843
Food Products 3.5%
Archer-Daniels-Midland Co. (a)	4,000	98,480
Bunge Ltd. (a)	1,400	67,214
Darling International, Inc.* (a)	15,000	85,800
Unilever NV (NY Registered Shares) (a)	3,000	59,370
		310,864
Personal Products 1.0%
Herbalife Ltd. (a)	4,700	93,154
Tobacco 2.3%
Altria Group, Inc. (a)	3,900	63,687
Lorillard, Inc. (a)	1,600	101,008
Philip Morris International, Inc. (a)	1,100	39,820
		204,515
Energy 15.4%
Energy Equipment & Services 2.5%
Complete Production Services, Inc.* (a)	9,200	61,456
North American Energy Partners, Inc.* (a)	10,200	40,290
Oil States International, Inc.* (a)	3,100	58,590
Unit Corp.* (a)	2,500	68,225
		228,561
Oil, Gas & Consumable Fuels 12.9%
Anadarko Petroleum Corp. (a)	400	17,224
Chevron Corp. (a)	3,100	204,910
ConocoPhillips (a)	4,500	184,500
Encore Acquisition Co.* (a)	2,800	81,732
ExxonMobil Corp. (a)	2,700	180,009
Mariner Energy, Inc.* (a)	4,100	46,658
Massey Energy Co. (a)	1,200	19,092
McMoRan Exploration Co.* (a)	5,600	30,744
Murphy Oil Corp. (a)	2,000	95,420
Occidental Petroleum Corp. (a)	300	16,887
Rosetta Resources, Inc.* (a)	13,300	93,765
Tesoro Corp. (a)	700	10,675
Valero Energy Corp. (a)	5,300	105,152
W&T Offshore, Inc. (a)	7,100	65,888
		1,152,656
Financials 14.8%
Capital Markets 0.2%
Bank of New York Mellon Corp. (a)	900	22,932
Commercial Banks 3.7%
HSBC Holdings PLC (ADR) (a)	1,000	35,600
KeyCorp (a)	4,700	28,905
Marshall & Ilsley Corp. (a)	21,400	123,692
PNC Financial Services Group, Inc. (a)	1,900	75,430
Zions Bancorp. (a)	6,400	69,952
		333,579
Consumer Finance 0.8%
Capital One Financial Corp. (a)	4,500	75,330
Diversified Financial Services 4.4%
Bank of America Corp. (a)	13,200	117,876
JPMorgan Chase & Co. (a)	6,400	211,200
PHH Corp.* (a)	3,800	63,764
		392,840
Insurance 5.1%
ACE Ltd. (a)	2,800	129,696
Allstate Corp. (a)	1,200	27,996
CNA Financial Corp. (a)	1,200	14,364
Fairfax Financial Holdings Ltd. (a)	200	53,076
Loews Corp. (a)	3,700	92,093
Unum Group (a)	6,000	98,040
White Mountains Insurance Group Ltd. (a)	200	38,264
		453,529
Real Estate Investment Trusts 0.6%
Annaly Capital Management, Inc. (REIT) (a)	2,100	29,547
AvalonBay Communities, Inc. (REIT)	10	568
Public Storage (REIT) (a)	300	20,058
Vornado Realty Trust (REIT)	3	147
		50,320
Health Care 11.0%
Health Care Providers & Services 3.9%
Aetna, Inc. (a)	3,200	70,432
AmerisourceBergen Corp. (a)	3,000	100,920
Humana, Inc.* (a)	2,100	60,438
Magellan Health Services, Inc.* (a)	2,200	65,032
UnitedHealth Group, Inc. (a)	1,500	35,280
Universal Health Services, Inc. "B" (a)	300	15,120
		347,222
Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.* (a)	900	31,572
Pharmaceuticals 6.7%
Abbott Laboratories (a)	2,000	83,700
Eli Lilly & Co. (a)	3,500	115,220
Impax Laboratories, Inc.* (a)	400	2,116
Johnson & Johnson (a)	2,200	115,192
Merck & Co., Inc. (a)	2,200	53,328
Pfizer, Inc. (a)	12,700	169,672
ViroPharma, Inc.* (a)	4,300	24,209
Watson Pharmaceuticals, Inc.* (a)	1,300	40,222
		603,659
Industrials 16.3%
Aerospace & Defense 4.7%
General Dynamics Corp. (a)	1,700	87,839
Honeywell International, Inc. (a)	3,000	93,630
Northrop Grumman Corp. (a)	2,200	106,370
United Technologies Corp. (a)	2,800	136,752
		424,591
Air Freight & Logistics 1.2%
FedEx Corp. (a)	1,900	106,324
Airlines 1.7%
Hawaiian Holdings, Inc.* (a)	13,400	66,866
SkyWest, Inc. (a)	7,000	84,280
		151,146
Commercial Services & Supplies 1.4%
R.R. Donnelley & Sons Co. (a)	5,400	62,910
Steelcase, Inc. "A" (a)	2,800	12,684
The Brink's Co. (a)	700	19,845
Viad Corp. (a)	1,600	30,528
		125,967
Construction & Engineering 0.4%
Foster Wheeler AG* (a)	1,700	36,601
Electrical Equipment 0.1%
GrafTech International Ltd.* (a)	900	7,911
Industrial Conglomerates 0.4%
General Electric Co. (a)	700	8,855
Koninklijke (Royal) Philips Electronics NV (NY Registered Shares) (a)	1,400	25,172
		34,027
Machinery 3.4%
AGCO Corp.* (a)	1,900	46,170
Chart Industries, Inc.* (a)	7,700	106,491
Joy Global, Inc. (a)	2,400	61,200
NACCO Industries, Inc. "A" (a)	500	19,125
Timken Co. (a)	4,600	73,968
		306,954
Marine 0.3%
TBS International Ltd. "A"* (a)	3,700	29,341
Professional Services 0.9%
Manpower, Inc. (a)	1,800	77,562
Road & Rail 1.8%
CSX Corp. (a)	3,100	91,729
Ryder System, Inc. (a)	1,400	38,766
Union Pacific Corp. (a)	600	29,484
		159,979
Information Technology 16.8%
Communications Equipment 4.2%
ADC Telecommunications, Inc.* (a)	24,500	180,320
Cisco Systems, Inc.* (a)	3,000	57,960
EchoStar Corp. "A"* (a)	1,900	30,058
QUALCOMM, Inc. (a)	2,500	105,800
		374,138
Computers & Peripherals 2.6%
Apple, Inc.* (a)	200	25,166
Dell, Inc.* (a)	1,500	17,430
NCR Corp.* (a)	8,100	82,215
QLogic Corp.* (a)	4,300	60,974
Western Digital Corp.* (a)	2,000	47,040
		232,825
Electronic Equipment, Instruments & Components 6.5%
Arrow Electronics, Inc.* (a)	2,100	47,754
Avnet, Inc.* (a)	3,100	67,859
Celestica, Inc.* (a)	6,100	36,051
Hitachi Ltd. (ADR) (a)	1,300	45,253
Insight Enterprises, Inc.* (a)	23,500	134,420
Tech Data Corp.* (a)	4,000	115,160
Vishay Intertechnology, Inc.* (a)	22,500	132,075
		578,572
IT Services 0.1%
Computer Sciences Corp.* (a)	300	11,088
Semiconductors & Semiconductor Equipment 0.8%
Texas Instruments, Inc. (a)	4,000	72,240
Software 2.6%
Microsoft Corp. (a)	7,500	151,950
VMware, Inc. "A"* (a)	3,000	78,240
		230,190
Materials 8.1%
Chemicals 5.8%
A. Schulman, Inc. (a)	5,400	84,726
Ashland, Inc. (a)	11,500	252,540
CF Industries Holdings, Inc. (a)	600	43,230
Cytec Industries, Inc. (a)	600	11,916
Innophos Holdings, Inc. (a)	2,100	31,143
Terra Industries, Inc. (a)	3,400	90,100
The Mosaic Co. (a)	200	8,090
		521,745
Metals & Mining 0.4%
Cliffs Natural Resources, Inc. (a)	1,600	36,896
Paper & Forest Products 1.9%
International Paper Co. (a)	13,100	165,846
Telecommunication Services 4.9%
Diversified Telecommunication Services 3.1%
AT&T, Inc. (a)	5,400	138,348
Verizon Communications, Inc. (a)	4,400	133,496
		271,844
Wireless Telecommunication Services 1.8%
United States Cellular Corp.* (a)	1,700	57,800
USA Mobility, Inc. (a)	7,500	83,400
Vodafone Group PLC (ADR) (a)	1,200	22,020
		163,220
Utilities 6.1%
Electric Utilities 2.3%
Duke Energy Corp. (a)	1,100	15,191
Edison International (a)	3,400	96,934
Exelon Corp. (a)	2,000	92,260
		204,385
Independent Power Producers & Energy Traders 0.8%
Mirant Corp.* (a)	5,500	70,015
Multi-Utilities 1.8%
Sempra Energy (a)	2,400	110,448
Veolia Environnement (ADR) (a)	2,000	54,620
		165,068
Water Utilities 1.2%
American Water Works Co., Inc. (a)	1,300	23,400
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR) (a)	3,000	84,660
		108,060
Total Common Stocks (Cost $9,797,565)		10,576,957

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.7%
US Treasury Obligation
US Treasury Bill, 0.13%**, 6/11/2009 (b) (Cost $61,991)	62,000	61,996
	Shares	Value ($)

Cash Equivalents 3.5%
Cash Management QP Trust, 0.46% (c) (Cost $319,070)	319,070	319,070

	% of Net Assets	Value ($)

Total Long Positions (Cost $10,178,626)+	122.4	10,958,023
Other Assets and Liabilities, Net	(0.1)	(13,218)
Securities Sold Short	(22.3)	(1,994,581)
Net Assets	100.0	8,950,224
+ The cost for federal income tax purposes was $10,256,798. At April 30, 2009, net unrealized appreciation for all securities based on tax cost was $701,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,669,597 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $968,372.

	Shares	Value ($)

Common Stocks Sold Short 22.3%
Consumer Discretionary 4.4%
Auto Components 1.9%
American Axle & Manufacturing Holdings, Inc.	6,200	6,200
Cooper Tire & Rubber Co.	6,500	53,755
Goodyear Tire & Rubber Co.	10,200	112,098
		172,053
Hotels Restaurants & Leisure 0.2%
Domino's Pizza, Inc.	2,000	18,880
Household Durables 0.2%
KB HOME	800	14,456
Specialty Retail 2.1%
Chico's FAS, Inc.	13,200	100,848
O'Reilly Automotive, Inc.	2,200	85,470
		186,318
Consumer Staples 0.7%
Food Products
Flowers Foods, Inc.	2,500	57,750
Energy 4.6%
Energy Equipment & Services 2.2%
Global Industries Ltd.	23,000	148,810
Helix Energy Solutions Group, Inc.	400	3,636
Hercules Offshore, Inc.	14,900	47,680
		200,126
Oil, Gas & Consumable Fuels 2.4%
Atlas America, Inc.	3,300	51,348
Goodrich Petroleum Corp.	2,700	61,911
Petrohawk Energy Corp.	3,900	92,040
Quicksilver Resources, Inc.	1,200	9,756
		215,055
Health Care 2.5%
Biotechnology 1.3%
BioMarin Pharmaceutical, Inc.	2,200	28,292
Cephalon, Inc.	400	26,244
United Therapeutics Corp.	1,000	62,810
		117,346
Health Care Equipment & Supplies 1.1%
Conceptus, Inc.	5,900	79,886
Greatbatch, Inc.	300	6,312
Wright Medical Group, Inc.	600	8,250
		94,448
Pharmaceuticals 0.1%
Mylan, Inc.	900	11,925
Industrials 5.4%
Airlines 3.7%
AirTran Holdings, Inc.	8,500	59,075
AMR Corp.	15,800	75,208
Continental Airlines, Inc. "B"	4,600	48,392
UAL Corp.	13,300	65,436
US Airways Group, Inc.	22,900	86,791
		334,902
Building Products 0.8%
USG Corp.	4,500	66,870
Commercial Services & Supplies 0.2%
GeoEye, Inc.	600	14,934
Construction & Engineering 0.4%
MasTec, Inc.	2,600	32,526
Northwest Pipe Co.	100	3,793
Quanta Services, Inc.	100	2,273
		38,592
Machinery 0.0%
Badger Meter, Inc.	100	3,896
Professional Services 0.0%
Volt Information Sciences, Inc.	600	4,308
Trading Companies & Distributors 0.3%
Beacon Roofing Supply, Inc.	1,400	22,260

Information Technology 2.0%
Electronic Equipment, Instruments & Components 0.1%
Echelon Corp.	900	7,164
IT Services 0.3%
MAXIMUS, Inc.	700	28,231
Semiconductors & Semiconductor Equipment 1.3%
Cavium Networks, Inc.	1,100	13,838
Netlogic Microsystems, Inc.	1,000	32,590
NVIDIA Corp.	5,200	59,696
PMC-Sierra, Inc.	1,400	11,088
		117,212
Software 0.3%
THQ, Inc.	7,200	24,624

Materials 2.2%
Metals & Mining 1.2%
Commercial Metals Co.	400	5,952
Teck Resources Ltd. "B"	9,700	102,238
		108,190
Paper & Forest Products 1.0%
Weyerhaeuser Co.	2,500	88,150

Telecommunication Services 0.5%
Wireless Telecommunication Services
Leap Wireless International, Inc.	1,300	46,891
Total Common Stocks Sold Short (Proceeds $1,858,930)		1,994,581
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

As of April 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P E-Mini 500 Index	6/19/2009	8	301,859	348,000	46,141

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Investments Sold Short, at Value	Other Financial Instruments++
Level 1	$ 10,576,957	$ 1,994,581	$ 46,141
Level 2	381,066	—	—
Level 3	—	—	—
Total	$ 10,958,023	$ 1,994,581	$ 46,141
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities — Liquidation Basis as of April 30, 2009
Assets
Investments: Investments in securities, at value (cost $9,859,556)	$ 10,638,953
Investment in Cash Management QP Trust (cost $319,070)	319,070
Total investments, at value (cost $10,178,626)	10,958,023
Cash	7,103
Dividends receivable	10,998
Receivable for daily variation margin on open futures contracts	360
Interest receivable	115
Due from Advisor	18,912
Other assets	32,984
Total assets	11,028,495
Liabilities
Payable for securities sold short, at value (proceeds of $1,858,930)	1,994,581
Due to broker for securities sold short	727
Dividends payable for securities sold short	625
Other accrued expenses and payables	82,338
Total liabilities	2,078,271
Net assets, at value	$ 8,950,224
Net Assets Consist of
Undistributed net investment income	19,209
Net unrealized appreciation (depreciation) on: Investments	779,397
Futures	46,141
Securities sold short	(135,651)
Accumulated net realized gain (loss)	(8,528,201)
Paid-in capital	16,769,329
Net assets, at value	$ 8,950,224

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities — Liquidation Basis as of April 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,569,913 ÷ 276,128 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.69
Maximum offering price per share (100 ÷ 94.25 of $5.69)	$ 6.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,486,828 ÷ 261,992 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.68

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,549,308 ÷ 272,575 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.68
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,344,175 ÷ 764,261 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.68
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations — Liquidation Basis for the year ended April 30, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $387)	$ 323,849
Interest — Cash Management QP Trust	5,325
Interest	405
Total Income	329,579
Expenses: Management fee	116,557
Reports to shareholders	47,746
Registration fees	45,348
Distribution and service fees	19,364
Administration fee	11,656
Custodian fee	12,226
Services to shareholders	2,189
Trustees' fees and expenses	2,141
Legal fees	28,126
Audit and tax fees	53,511
Interest expense	12,897
Dividend expense on securities sold short	18,083
Other	6,700
Total expenses before expense reductions	376,544
Expense reductions	(184,848)
Total expenses after expense reductions	191,696
Net investment income (loss)	137,883
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(8,412,161)
Futures	(170,307)
Securities sold short	1,250,858
(7,331,610)
Net unrealized appreciation (depreciation) during the period on: Investments	1,091,430
Futures	44,086
Securities sold short	2,709
1,138,225
Net gain (loss)	(6,193,385)
Net increase (decrease) in net assets resulting from operations	$ (6,055,502)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows — Liquidation Basis for the year ended April 30, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (6,055,502)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(46,454,367)
Purchases to cover securities sold short	(10,296,986)
Net purchases, sales and maturities of short-term investments	(144,427)
Net amortization/accretion of premium (discount)	(405)
Proceeds from sales and maturities of long-term investments	48,834,304
Proceeds received from securities sold short	10,003,079
(Increase) decrease in interest receivable	363
(Increase) decrease in dividends receivable	8,144
(Increase) decrease in other assets	17,491
Increase (decrease) in dividends payable for securities sold short	49
(Increase) decrease in daily variation margin on open futures contracts	(1,155)
Increase (decrease) in other accrued expenses and payables	(22,599)
Change net in unrealized (appreciation) depreciation on investments	(1,091,430)
Change net in unrealized (appreciation) depreciation on securities sold short	(2,709)
Net realized (gain) loss on securities sold short	(1,250,858)
Net realized (gain) loss from investments	8,412,161
Cash provided (used) by operating activities	1,955,153
Cash Flows from Financing Activities
Proceeds from shares sold	294,842
Cost of shares redeemed	(2,245,454)
Distributions paid (net of reinvestment of distributions)	(116)
Cash provided (used) for financing activities	(1,950,728)
Increase (decrease) in cash	4,425
Cash at beginning of period*	1,951
Cash at end of period*	$ 6,376
Supplemental Disclosure
Reinvestment of distributions	$ 167,628
* Includes deposits with broker or amounts due to broker for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended April 30,
	2009[a]	2008
Operations: Net investment income (loss)	$ 137,883	$ 135,420
Net realized gain (loss)	(7,331,610)	(1,053,733)
Change in net unrealized appreciation (depreciation)	1,138,225	(893,061)
Net increase (decrease) in net assets resulting from operations	(6,055,502)	(1,811,374)
Distributions to shareholders from: Net investment income: Class A	(27,016)	(20,845)
Class C	(15,480)	(51)
Class S	(28,677)	(26,342)
Institutional Class	(86,927)	(103,686)
Net realized gains: Class A	(1,651)	(46,387)
Class C	(1,569)	(43,137)
Class S	(1,613)	(45,262)
Institutional Class	(4,811)	(178,155)
Total distributions	(167,744)	(463,865)
Fund share transactions: Proceeds from shares sold	294,319	7,000,102
Reinvestment of distributions	167,628	461,212
Cost of shares redeemed	(2,245,454)	(1,718,993)
Redemption fees	—	51
Net increase (decrease) in net assets from Fund share transactions	(1,783,507)	5,742,372
Increase (decrease) in net assets	(8,006,753)	3,467,133
Net assets at beginning of period	16,956,977	13,489,844
Net assets at end of period (including undistributed net investment income of $19,209 and $35,452, respectively)	$ 8,950,224	$ 16,956,977
a Liquidation basis.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2009[e]	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.08	.01
Net realized and unrealized gain (loss)	(3.52)	(1.14)	.55
Total from investment operations	(3.44)	(1.06)	.56
Less distributions from: Net investment income	(.10)	(.08)	(.01)
Net realized gains	(.01)	(.17)	—
Total from investment operations	(.11)	(.25)	(.01)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 5.69	$ 9.24	$ 10.55
Total Return (%)[c,d]	(37.17)	(10.31)	5.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.25	3.89	4.61*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.67	2.53	2.94*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.40	1.43	1.52*
Ratio of net investment income (loss) (%)	1.16	.85	.31*
Portfolio turnover rate (%)	483	485	227**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Liquidation basis.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended April 30,	2009[e]	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 10.52	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.01	(.02)
Net realized and unrealized gain (loss)	(3.49)	(1.15)	.54
Total from investment operations	(3.46)	(1.14)	.52
Less distributions from: Net investment income	(.06)	(.00)***	—
Net realized gains	(.01)	(.17)	—
Total from distributions	(.07)	(.17)	—
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 5.68	$ 9.21	$ 10.52
Total Return (%)[c,d]	(37.70)	(11.01)	5.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.96	4.58	5.36*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.37	3.21	3.69*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.10	2.11	2.27*
Ratio of net investment income (loss) (%)	.46	.17	(.44)*
Portfolio turnover rate (%)	483	485	227**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Liquidation basis.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended April 30,	2009[d]	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.10	.02
Net realized and unrealized gain (loss)	(3.53)	(1.14)	.54
Total from investment operations	(3.44)	(1.04)	.56
Less distributions from: Net investment income	(.11)	(.10)	(.01)
Net realized gains	(.01)	(.17)	—
Total from investment operations	(.12)	(.27)	(.01)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 5.68	$ 9.24	$ 10.55
Total Return (%)[c]	(37.25)	(10.09)	5.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.08	3.74	4.39*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.50	2.38	2.72*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.23	1.28	1.30*
Ratio of net investment income (loss) (%)	1.33	1.00	.53*
Portfolio turnover rate (%)	483	485	227**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Liquidation basis.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended April 30,	2009[d]	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.10	.02
Net realized and unrealized gain (loss)	(3.53)	(1.14)	.54
Total from investment operations	(3.44)	(1.04)	.56
Less distributions from: Net investment income	(.11)	(.10)	(.01)
Net realized gains	(.01)	(.17)	—
Total from investment operations	(.12)	(.27)	(.01)
Redemption fees	—	.00***	.00***
Net asset value, end of period	$ 5.68	$ 9.24	$ 10.55
Total Return (%)[c]	(37.23)	(10.09)	5.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	9	5
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.05	3.73	4.45*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	1.47	2.35	2.72*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.20	1.25	1.30*
Ratio of net investment income (loss) (%)	1.36	1.03	.53*
Portfolio turnover rate (%)	483	485	227**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Liquidation basis.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Disciplined Long/Short Value Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the termination and liquidation of the Fund effective June 5, 2009 (the "Liquidation Date"). Accordingly, the Board voted to redeem involuntarily the shares of any Fund shareholder outstanding on the Liquidation Date. In conjunction with approving the liquidation of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on March 25, 2009.

Accordingly, the accompanying financial statements are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at net realizable values and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value. Accordingly, the use of the liquidation basis accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of the liquidation basis of accounting.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. The Fund incurs interest expense on the securities borrowed. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker dealers). For financial statements purposes, the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may use futures contracts in circumstances where the portfolio management team believes they offer economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At April 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $4,002,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2017, the expiration date, whichever occurs first.

From November 1, 2008 through April 30, 2009, the Fund incurred approximately $4,402,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer the losses and treat them as arising in the subsequent year (see Note G, Fund Liquidation).

The Fund has reviewed the tax positions for the open tax years as of April 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 20,465
Capital loss carryforwards	$ (4,002,000)
Net unrealized appreciation (depreciation) on investments	$ 701,225

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended April 30,
	2009	2008
Distributions from ordinary income*	$ 167,744	$ 448,393
Distributions from long-term capital gains	$ —	$ 15,472
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and amounts due to broker for securities sold short at April 30, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended April 30, 2009, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $46,268,638 and $48,648,304, respectively. Purchases to cover securities sold short and securities sold short aggregated $10,296,986 and $10,003,079, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from May 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses (limited to 0.10% through September 30, 2008), and dividend expense on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the year ended April 30, 2009, the fee pursuant to the Investment Management Agreement aggregated $116,557, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended April 30, 2009, the Advisor reimbursed $56,356 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2009, the Administration Fee was $11,656, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 469	$ —	$ 97
Class C	106	—	14
Class S	504	—	89
Institutional Class	211	211	—
	$ 1,290	$ 211	$ 200

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class C	$ 13,622	$ 862

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Annual Effective Rate
Class A	$ 3,089.16%
Class C	2,653.15%
	$ 5,742

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2009 aggregated $8.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the year ended April 30, 2009.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,843, of which $9,393 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2009, the Advisor held approximately 66% of the outstanding shares of the Fund. In addition, as of April 30, 2009, the DWS LifeCompass 2015 Fund and the DWS LifeCompass 2020 Fund held 11% and 12%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2009, the Fund's custodian fee was reduced by $43 and $25, respectively, for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended April 30, 2009		Year Ended April 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	24,694	$ 210,683	12,099	$ 121,341
Class C	1,305	6,638	17,698	162,487
Class S	5,374	44,598	20,859	218,849
Institutional Class	5,019	32,400	641,945	6,497,425
		$ 294,319		$ 7,000,102
Shares issued to shareholders in reinvestment of distributions
Class A	5,261	$ 28,615	6,718	$ 65,233
Class C	3,134	17,050	4,406	42,783
Class S	5,578	30,289	7,349	71,355
Institutional Class	16,883	91,674	29,056	281,841
		$ 167,628		$ 461,212
Shares redeemed
Class A	(26,451)	$ (163,311)	(24,561)	$ (237,766)
Class C	(12,973)	(69,247)	(7,793)	(76,584)
Class S	(7,007)	(48,167)	(19,119)	(187,448)
Institutional Class	(281,987)	(1,964,729)	(132,011)	(1,217,195)
		$ (2,245,454)		$ (1,718,993)
Redemption fees		$ —		$ 51
Net increase (decrease)
Class A	3,504	$ 75,987	(5,744)	$ (51,192)
Class C	(8,534)	(45,559)	14,311	128,686
Class S	3,945	26,720	9,089	102,756
Institutional Class	(260,085)	(1,840,655)	538,990	5,562,122
		$ (1,783,507)		$ 5,742,372

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Long/Short Value Fund:

We have audited the accompanying statement of assets and liabilities — liquidation basis of DWS Disciplined Long/Short Value Fund (the "Fund"), one of a series of DWS Equity Trust (the "Trust"), including the investment portfolio — liquidation basis, as of April 30, 2009, and the related statements of operations — liquidation basis, cash flows — liquidation basis, changes in net assets — liquidation basis and the financial highlights — liquidation basis for the year then ended, the statement of changes in net assets for the year ended April 30, 2008, and the financial highlights for the year ended April 30, 2008 and for the period from November 16, 2006 (commencement of operations) to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Board of Trustees decided to liquidate the Fund effective June 5, 2009 (the "Liquidation Date"). As a result, the Fund has changed its basis of accounting from the going-concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Long/Short Value Fund at April 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 22, 2009

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended April 30, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $357,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSVLX	LSVCX	LSVSX	LSVIX
CUSIP Number	233376 854	233376 847	233376 839	233376 821
Fund Number	431	631	2431	731

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2009, DWS Equity Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED LONG/SHORT VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$46,808	$0	$6,382	$0
2008	$38,425	$0	$5,240	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$524,500	$0
2008	$0	$297,500	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,382	$524,500	$1,248,247	$1,779,129
2008	$5,240	$297,500	$1,109,437	$1,412,177

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009